For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Orion Power Holdings

2.	Date of Purchase
  11/13/00

3.	Number of Securities Purchased
  5,900

4.	Dollar Amount of Purchase
  $118,000

5.	Price Per Unit
  $20.00

6.	Name(s) of Underwriter(s) or Dealer(s)
From whom purchased
Goldman Sachs & Co

7.	Other Members of the Underwriting Syndicate
	CS First Boston

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the
preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.



For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Kinder Morgan Mgt.

2.	Date of Purchase
 5/14/01

3.	Number of Securities Purchased
 17,200

4.	Dollar Amount of Purchase
 $1,211,052

5.	Price Per Unit
  $70.41

6.	Name(s) of Underwriter(s) or Dealer(s) From whom purchased

Goldman, Sachs & Co.
	Credit Suisse First Boston Corporation
	Merrill Lynch, Pierce, Fenner & Smith Incorporated

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs & Co.

8.	Board of Directors determine no less frequently than quarterly that all purchases made during the
preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Willis Group

2.	Date of Purchase
 6/14/01

3.	Number of Securities Purchased
 16,414

4.	Dollar Amount of Purchase
  $228,150

5.	Price Per Unit
  $13.50

6.	Name(s) of Underwriter(s) or Dealer(s) From whom purchased

	Salomon Smith Barney
	SBC Warburg

7.	Other Members of the Underwriting Syndicate


8.	Board of Directors determine no less frequently than
quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Medcath Corp.

2.	Date of Purchase
 7/24/01

3.	Number of Securities Purchased
 10,750

4.	Dollar Amount of Purchase
  $268,750

5.	Price Per Unit
  $25.00

6.	Name(s) of Underwriter(s) or Dealer(s) From whom purchased

	Deutsche Bank Alex Brown

7.	Other Members of the Underwriting Syndicate

	Deutsche Bank Alex Brown
JP Morgan
		First Union Securities, Inc.
		Banc of America Securities LLC
		Bear, Stearns & Co. Inc
		CIBS World Markets Corp.
		Credit Suisse First Boston Corporation
		Goldman, Sachs & Co.
		Merrill Lynch, Pierce, Fenner & smith Incorporated
		Robertson Stephens Inc.
		Salomon Smith Barney Inc.
		UBS Warburg LLC.
		Gerard Klauer Mattison & Co., Inc.
		C.L. King & Associates, Inc.
		Legg Mason Wood Walker, Incorporated
		Raymond James & Associates, Inc.
		Redwine & Company, Inc.
		Sanders Morris Harris Inc.
		Shields & Company
		Stephens Inc.

Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to
provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company
Act.


For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
Sprint PCS

2.	Date of Purchase
 8/7/01

3.	Number of Securities Purchased
 1100

4.	Dollar Amount of Purchase
  $26,950

5.	Price Per Unit
  $24.50

6.	Name(s) of Underwriter(s) or Dealer(s) From whom purchased
SBC Warburg

7.	Other Members of the Underwriting Syndicate
		J.P. Morgan Securities Inc.
		Merrill Lynch, Pierce, Fenner & Smith Incorporated
		UBS Warburg LLC
		ABN AMRO Rothschild LLC
		Banc of America Securities LLC
		Credit Suisse First Boston Corporation
		Lehman Brothers Inc.
		Dain Rauscher Incorporated
		First Union Securities Inc.
		Robertson Stephens, Inc.
		The Williams Capital Group, L.P.

Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.


For the six month period ended (a) 12/31/01
File number (c) 811-7064
	SUB-ITEM 77 0
	EXHIBITS

	Transactions Effected Pursuant to Rule 10f-3

1.	Name of Issuer
GMACC 2001- WTC A2 144A

2.	Date of Purchase
 8/8/01

3.	Number of Securities Purchased
 5,000

4.	Dollar Amount of Purchase
  $500,000.00

5.	Price Per Unit
  $100.00

6.	Name(s) of Underwriter(s) or Dealer(s) From whom purchased
Goldman Sachs

7.	Other Members of the Underwriting Syndicate

	Goldman, Sachs & Co.
		Deutsche Banc Alex. Brown
		Merrill Lynch & Co.
		Newman & Associates, Inc.

Board of Directors determine no less frequently than quarterly that all purchases made during the preceding quarter were effected in compliance with such procedures that are reasonably designed to provide that the purchase complies with all the conditions of Rule 10f-3 of the Investment Company Act.